SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

LARDEDO INVESTMENT CORP.

(Exact name of Registrant as specified in charter)

NEVADA	000-27959	77-0517964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 11405 - 201A Street, Maple Ridge, British Columbia V2X 0Y3
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (604) 460-8440

Not Applicable
(Former address if changed since last report)

ITEM 6. RESIGNATION OF DIRECTORS

Pursuant to the Companies Bylaws, the Board of Directors have removed Ms. Lucretia Schanfarber as a director and officer of the Company as of October 31, 2003.

EXHIBITS

99.1 Press Release Announcing Director Change.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LARDEDO INVESTMENT CORP.

By:

/s/ Richard Pierce /s/

_________________________________
Richard Pierce, President
Dated: November 3, 2003